                                                                    Exhibit 99.1


                                IMPERIAL BANCORP
                           2001 SPECIAL MEETING PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned appoints George L. Graziadio, Jr. and Norman P. Creighton as proxies, each with the power to appoint his substitute, and authorizes them to represent and to vote, as designated on the reverse, all the shares of common stock of Imperial Bancorp held of record by the undersigned on December 5, 2000, at the Special Meeting of Shareholders to be held on January 18, 2001, and at all postponements or adjournments thereof.

                   (Continued and to be signed on other side)



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                       SPECIAL MEETING OF SHAREHOLDERS of

                                IMPERIAL BANCORP

                                January 18, 2001

                         Proxy Voting Instruction Card


To Vote By Mail

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

To Vote By Telephone (Touch-Tone Phones Only)

Please call toll-free 1-800-PROXIES and follow the instructions. Have your control number and the proxy card available when you call.

To Vote By Internet

Please access the web page at "www.voteproxy.com" and follow the on-screen instructions. Have your control number available when you access the web page.

YOUR CONTROL NUMBER IS:
                        -----------------------

                      Please date, sign and mail your proxy
                         card back as soon as possible!

                         Special Meeting of Shareholders
                                IMPERIAL BANCORP

                                January 18, 2001

               [Please Detach and Mail in the Envelope Provided]



             Please mark your                                     |
A [X]        votes as in this                                     |
             example.                                             |
                                                                   -----

1. Approval and adoption of the principal terms of the merger of Imperial Bancorp with and into a wholly owned subsidiary of Comerica Incorporated as provided in the Agreement and Plan of Merger, dated as of October 31, 2000, by and among Imperial Bancorp, Comerica Incorporated and Comerica Holdings Incorporated.

FOR                         AGAINST                               ABSTAIN
[ ]                           [ ]                                   [ ]



2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL (1) AND IN THE DISCRETION OF THE PROXIES NAMED HEREIN WITH RESPECT TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

Signature(s)                                               Date          , 2001.
            ----------------------- ----------------------     ----------

NOTE: Please mark, sign, date and mail this proxy card promptly using the enclosed envelope.

                                IMPERIAL BANCORP
                         SPECIAL MEETING OF SHAREHOLDERS

                                 DIRECTION CARD

                 Imperial Bancorp Employee Stock Ownership Plan

TO: American Stock Transfer and Trust Company

You are hereby directed to report to U.S. Trust Company National Association, Trustee, to vote with respect to the proposals listed on the reverse, the number of shares of Imperial Bancorp Common Stock held for my account in the Imperial Bancorp Employee Stock Ownership Plan at the Special Meeting of Shareholders of Imperial Bancorp on January 18, 2001, and any adjournments thereof, as follows:

                   (Continued and to be signed on other side)

                       SPECIAL MEETING OF SHAREHOLDERS of

                                IMPERIAL BANCORP

                                January 18, 2001

                         Proxy Voting Instruction Card


To Vote By Mail

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

To Vote By Telephone (Touch-Tone Phones Only)

Please call toll-free 1-800-PROXIES and follow the instructions. Have your control number and the proxy card available when you call.

To Vote By Internet

Please access the web page at "www.voteproxy.com" and follow the on-screen instructions. Have your control number available when you access the web page.

YOUR CONTROL NUMBER IS:
                        -----------------------

                         Please date, sign and mail your
                    direction card back as soon as possible!

                   Direction Card for Meeting of Shareholders
                                IMPERIAL BANCORP

                                January 18, 2001

               [Please Detach and Mail in the Envelope Provided]


          Please mark your                                |
A [X]     votes as in this                                |
          example.                                        |
                                                           -----



1. Approval and adoption of the principal terms of the merger of Imperial Bancorp with and into a wholly owned subsidiary of Comerica Incorporated as provided in the Agreement and Plan of Merger, dated as of October 31, 2000, by and among Imperial Bancorp, Comerica Incorporated and Comerica Holdings Incorporated.

FOR                         AGAINST                               ABSTAIN
[ ]                         [ ]                                   [ ]



2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL (1) AND IN THE DISCRETION OF THE PROXIES NAMED HEREIN WITH RESPECT TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.